 Exhibit 99.2

Notice of Guaranteed Delivery for Exercise of Warrants of Cassava Sciences, Inc.

(Not to be used for Signature Guarantees)

On April 15, 2024, Cassava Sciences, Inc. (the “Company”) gave notice that it is redeeming, on May 7, 2024 (the “Redemption Date”), all of the Company’s outstanding Warrants (the “Warrants”) to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”) for a redemption price of $0.001 per Warrant (the “Redemption Price”). The Warrants were issued under the Warrant Agreement, dated as of January 3, 2024 (the “Warrant Agreement”), by and between the Company and Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”). Each Warrant entitles the holder thereof to purchase 1.5 shares of Common Stock for a purchase price of $33.00 per Warrant.

The rights of the Warrant holders to exercise their Warrants will end at 5:00 p.m. New York City time on May 6, 2024, the Business Day immediately preceding Redemption Date. At 5:00 p.m. New York City time on May 6, 2024 and thereafter, the Warrants will no longer be exercisable and the holders of unexercised Warrants will have no rights with respect to those Warrants, except to receive the Redemption Price in accordance with the Warrant Agreement. The Company is offering holders of Warrants the opportunity to use this Notice of Guaranteed Delivery if the procedure for the exercise of the Warrants cannot be completed on a timely basis before 5:00 p.m. New York City time on May 6, 2024.

To allow for any settlements of Warrants on a T+2 settlement cycle ahead of the Redemption Date, the Warrants will continue to be listed and trade on Nasdaq until the end of trading on May 2, 2024, the 2nd trading day prior to last date on which Warrants may be exercised. For the avoidance of doubt, Warrant holders may continue to exercise their Warrants until 5:00 p.m. New York City time on May 6, 2024, the Business Day immediately preceding the Redemption Date.

This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to exercise any Warrants if the procedure for the exercise of the Warrants cannot be completed on a timely basis before 5:00 p.m. New York City time on May 6, 2024. In addition to the wiring of exercise funds ($33.00 per Warrant), a fully and properly completed and executed Notice of Guaranteed Delivery must be delivered to the Warrant Agent at the address set forth below and must include a Guarantee by an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, prior to 5:00 p.m. New York City time on May 6, 2024, the Business Day prior to the Redemption Date.

Computershare Trust Company N.A.
150 Royall Street
Canton, MA 02021
Attention: Client Services
Telephone: (781) 575-4210

The method of delivery of the Notice of Guaranteed Delivery is at the option and risk of the holder but, if mail is used, registered mail properly insured is suggested. The exercise funds must be wired to the Warrant Agent. Wire instructions are available at the Depository Trust Company or may be requested directly from the Warrant Agent.

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN ONE SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY TO COMPUTERSHARE TRUST COMPANY, N.A. IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION TO PURCHASE IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION TO PURCHASE.

THE GUARANTEE INCLUDED HEREIN AS EXHIBIT A MUST BE COMPLETED.

EXHIBIT A

GUARANTEE

(Not to be used for signature guarantee)

The undersigned, a financial institution that is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Warrant Agent the Warrants pursuant to the procedure for book-entry transfer into the Warrant Agent’s account at The Depository Trust Company (DTC), the book-entry transfer facility, and any other documents required by the Warrant Agreement within two trading days after the date hereof. The financial institution understands that a properly completed and duly executed Notice of Guaranteed Delivery in addition to the exercise funds ($33.00 per Warrant) must be in possession of the Warrant Agent prior to 5:00 p.m. New York City time on May 6, 2024, the Business Day immediately preceding the Redemption Date.

The Eligible Institution that completes this form must communicate the guarantee to the Warrant Agent and must deliver the Warrants within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
Address:
Area Code and Tel. No:
(Authorized Signature)
Name
(Please type or print)
Title:

Number of Warrants subject to Guaranteed Delivery:
DTC Number of Firm or Clearing Agent:
Funds Submitted
Dated: